                                                                   Exhibit 10.11

                            AMENDMENT AND RESTATEMENT

                          Dated as of December 18, 1998

                                       of

                             PARTICIPATION AGREEMENT

                           Dated as of March 11, 1998

                                      Among

                                FRED MEYER, INC.

                        as Lessee and Construction Agent

                                       and

                                FMS TRUST 1997-1

                                    as Lessor

                                       and

                            WILMINGTON TRUST COMPANY

     not in its individual capacity, except as expressly specified therein, but solely as Owner Trustee under the FMS Trust 1997-1

                                       and

                   THE INVESTORS PARTY TO THE TRUST AGREEMENT

                                       and

                              CHASE SECURITIES INC.

                        as Lead Arranger and Book Manager

                                       and

                              BANKERS TRUST COMPANY

                             as Administrative Agent

                                       and

                            THE CHASE MANHATTAN BANK

                              as Syndication Agent

                                       and

                           NATIONSBANK OF TEXAS, N.A.

                                       and

                        SALOMON BROTHERS HOLDING CO INC.

                           as Co-Documentation Agents

                                       and

                           THE LENDERS PARTIES THERETO

          AMENDMENT AND RESTATEMENT, dated as of December 18, 1998 (this "Amendment"), of the Participation Agreement, dated as of March 11, 1998 (as amended, the "Participation Agreement"), among FRED MEYER, INC., a Delaware corporation ("FMI"; in its capacity as lessee, the "Lessee"; and in its capacity as Construction Agent, the "Construction Agent"); FMS TRUST 1997-1, a Delaware business trust (the "Trust" or the "Lessor"); WILMINGTON TRUST COMPANY, not individually (in its individual capacity, the "Trust Company"), except as expressly stated herein, but solely as Owner Trustee under the FMS Trust 1997-1 (the "Owner Trustee"); CHASE SECURITIES INC. ("CSI"), as Lead Arranger and Book Manager (in such capacity, the "Lead Arranger and Book Manager"); BANKERS TRUST COMPANY, a New York banking corporation, as administrative agent (in such capacity, the "Administrative Agent") for the Lenders; THE CHASE MANHATTAN BANK, a New York banking corporation, as syndication agent (in such capacity, the "Syndication Agent"); NATIONSBANK OF TEXAS, N.A., a national banking association, and SALOMON BROTHERS HOLDING CO INC. as co-documentation agents (in such capacity, the "Co-Documentation Agents"); each of the financial institutions listed as an Investor on the signature pages of the Trust Agreement (each an "Investor"; collectively, the "Investors"); and each of the financial institutions listed as a Lender on the signature pages hereof (each, a "Lender"; collectively, the "Lenders").


                              W I T N E S S E T H :


          WHEREAS, The Kroger Co. ("Kroger") has agreed, subject to certain conditions, to acquire all of the outstanding common stock of FMI in exchange for newly issued shares of common stock of Kroger pursuant to a merger of a wholly owned subsidiary of Kroger into FMI (the "Acquisition");

          WHEREAS, in connection with the Acquisition, Kroger and FMI have requested and upon the effectiveness of this Amendment, the parties hereto have agreed, that certain provisions of the Participation Agreement be amended and that the Participation Agreement be restated upon the terms and conditions set forth below to permit the consummation of the Acquisition;

          WHEREAS, concurrent with the consummation of the Acquisition, Kroger and each of its other material subsidiaries will guarantee the obligations of the Lessee under the Participation Agreement; and

          WHEREAS, the Lessee has further requested CSI to act as Lead Arranger and Book Manager with respect to this Amendment;

          NOW, THEREFORE, in consideration of the premises and the mutual agreements contained herein, the parties hereto agree as follows:

          SECTION 1. Defined Terms. Terms defined in Annex A to the Participation Agreement and used herein shall have the meanings given to them in Annex A to the Participation Agreement. Unless otherwise indicated, all Article, Section and subsection references are to the Participation Agreement.

          SECTION 2. Amendments to Annex A. Annex A to the Participation Agreement is hereby amended as follows:

          (a) by amending and restating the following definitions appearing therein to read in their entireties as follows:

          "ERISA Affiliate" of a Person means any trade or business (whether or not incorporated) that, together with such Person, is treated as a single employer under Section 414 of the Code.

          "Guarantee" means any of the Lessee Guarantee, Subsidiary Guarantees and Kroger Guarantee.

          "Guarantor" means any of the Lessee Guarantor, Subsidiary Guarantors and Kroger Guarantors.

          "Loan Parties" means the Lessee and Construction Agent and each of the Guarantors; provided that, for purposes of Section 7.3 of the Participation Agreement, the term "Loan Parties" shall not include the Kroger Guarantors.

          "Material Adverse Effect" means a (a) materially adverse effect on the business, assets, operations, properties, prospects or condition (financial or otherwise) of Kroger and its Subsidiaries, taken as a whole, (b) material impairment of the ability of the Lessee to perform any of its obligations under any Operative Agreement to which it is or will be a party or (c) material impairment of the rights of or benefits available to the Agents, the Issuing Banks or the Lenders under any Operative Agreement.

          "Plan" means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or
     Section 412 of the Code or Section 302 of ERISA, and in respect of which Kroger or any ERISA Affiliate of Kroger is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Reportable Event" means any reportable event as defined in Section 4043(b) of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by an ERISA Affiliate that is considered an ERISA Affiliate only pursuant to subsection (m) or (o) of Section 414 of the Code).

          "Subsidiary" of any Person means any corporation, partnership, joint venture, limited liability company, trust or estate of which (or in which) more than 50% of (a) the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency), (b) the interest in the capital or profits of such limited liability company, partnership or joint venture or
     (c) the beneficial interest in such trust or estate is at the time directly or indirectly owned or controlled by such Person, by such Person and one or more of its other subsidiaries or by one or more of such Person's other subsidiaries.

          (b) by deleting therefrom the following definitions in their respective entireties: "Capitalized Lease Obligations"; "Change of Control"; "Consolidated EBITDAR"; "Consolidated Interest Expense"; "ERISA Event"; "Facility"; "Fixed Charge Coverage Ratio"; "Permits"; "Permitted Investments"; "Public Notes" "Restricted Payment"; "Surety Instruments"; and "Tangible Net Assets".

          (c) by adding thereto the following definitions in the appropriate alphabetical order:

         "Change in Control" means any one or more of the following events:

               (a) the acquisition, by contract or otherwise (including the entry into a contract or arrangement that upon consummation will result in such acquisition), by any Person or group (as such term is defined for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations pertaining thereto), other than the trusts for the employee benefit plans (as defined in Section 3(2) of ERISA) maintained by Kroger or any Subsidiary of Kroger that is an ERISA Affiliate, of beneficial ownership (within the meaning of Rule 13d-3, or any regulation or ruling promulgated to replace or supplement Rule 13d-3, of the General Rules and Regulations under the Exchange Act), directly or indirectly, of securities of Kroger representing 20% or more of the voting power of all securities of Kroger,

               (b) during any period of up to 24 consecutive months, commencing before or after the date of this Agreement, individuals who at the beginning of such period were directors of Kroger (together with any new directors whose election by the board of directors of Kroger or whose nomination for election by the stockholders of Kroger was approved by a vote of at least 75% of the directors then in office who either were directors at the beginning of such period or whose election or nomination for election was previously so approved) shall cease for any reason to constitute at least 75% of the board of directors of Kroger, or

               (c) Kroger shall cease to own, directly or indirectly, all of the issued and outstanding capital stock of the Lessee.

          "Credit Agreement Amendment" means the Amendment and Restatement, dated as of December 18, 1998, of the Credit Agreement.

          "Kroger" means The Kroger Co., an Ohio corporation.

          "Kroger Guarantee" means the Guarantee, dated as of December 18, 1998, executed by Kroger and each of the Kroger Material Subsidiaries with respect to the Participation Agreement and the other Operative Agreements.

          "Kroger Guarantor" means Kroger and each Kroger Material Subsidiary which has executed the Kroger Guarantee.

          "Kroger Material Subsidiary" has the meaning assigned to the term "Material Subsidiary" in Section 1 of the Kroger Guarantee.

          "Lease Amendment" means the Amendment, dated as of December 18, 1998, to the Lease .

          "Participation Agreement Amendment" means the Amendment and Restatement, dated as of December 18, 1998, of the Participation Agreement.

          SECTION 3. Amendment to Section 6.1. Section 6.1 of the Participation Agreement is hereby amended by amending and restating the following paragraph
(w) thereof to read in its entirety as follows:

               "(w) Financial Information. The Investors, the Administrative Agent and the Lenders shall have received, in form and substance satisfactory to each of them, the financial statements required to be delivered pursuant to Section 4.1(h) of the Kroger Guarantee."

          SECTION 4. Amendments to Section 7.3. Section 7.3 of the Participation Agreement is hereby amended by (a) deleting paragraphs (e), (f), (g), (h), (i),
(j), (m), (n), (o), (p), (s), (t), (u), (v) and (w) of such Section in their entireties and (b) redesignating paragraphs (k), (l), (q) and (r) of such Section as paragraphs (e), (f), (g) and (h), respectively.

          SECTION 5. Amendments to Section 9.4. Section 9.4 of the Participation Agreement is hereby amended by (a) deleting paragraphs (b), (c), (d), (e), (f) and (g) of such Section in their entireties, (b) redesignating paragraphs (h),
(i) and (j) as paragraphs (b), (c) and (d), respectively and (c) inserting a new paragraph at the end thereof to read in its entirety as follows:

               "(e) Certain Covenants. (i) The Lessee shall, and shall cause its Subsidiaries, to comply with the covenants set forth in Section 4.1 of the Kroger Guarantee to the extent applicable.

               (ii) The Lessee will furnish to the Administrative Agent and each Lender prompt written notice of the occurrence of any Default upon actual notice thereof by a Responsible Officer of the Lessee."

          SECTION 6. Amendments to Section 9.5. Section 9.5 of the Participation Agreement is hereby amended by deleting all subsections of such Section in their entireties and substituting in lieu thereof the following new subsection:

               "(a) Kroger Guarantee Covenants. The Lessee shall, and shall cause its Subsidiaries, to comply with the covenants set forth in
          Section 4.2 of the Kroger Guarantee to the extent applicable."

          SECTION 7. Amendments to Section 10.1. Section 10.1 of the Participation Agreement is hereby amended by (a) deleting the word "and" at the end of paragraph (k) of such Section, (b) inserting a new paragraph (l) of such Section to read in its entirety as follows:

          "(l) the Lessee shall have the right to give the notices referred to in Section 2.18 of the Credit Agreement; and",

(c) redesignating the existing paragraph (l) of such Section as paragraph (m) and (d) changing the reference to "(k)" in new paragraph (m) to a reference to "(l)".

          SECTION 8. Restatement of Participation Agreement. The Participation Agreement is hereby restated in its entirety to read as set forth in Exhibit A to this Amendment. The only amendments to the Participation Agreement, as restated, are those reflected in this Amendment.

          SECTION 9. Representations and Warranties. After giving effect to this Amendment, the Lessee hereby confirms, reaffirms and restates in all material respects the representations and warranties set forth in Section 7.3 of the Participation Agreement as if made on and as of the date hereof except for any representation or warranty made as of an earlier date, which representation or warranty shall have been true and correct in all material respects as of such earlier date.

          SECTION 10. Lead Arranger; Book Manager. CSI shall act as Lead Arranger and Book Manager with respect to this Amendment.

          SECTION 11. Conditions to Effectiveness. This Amendment shall become effective as of the date (the "Effective Date") of consummation of the Acquisition upon receipt by the Lead Arranger and Book Manager of each of the following:

          (a) counterparts of this Amendment, duly executed and delivered by the Lessee and Construction Agent, the Lessor, the Owner Trustee, the Trust Company, the Administrative Agent, the Syndication Agent and the Required Lenders;

          (b) counterparts of a Guarantee, substantially in the form of Exhibit B to this Amendment (the "Kroger Guarantee"), duly executed and delivered by Kroger and each Kroger Material Subsidiary;

          (c) an opinion of counsel for the Lessee, as to the due authorization and execution by the Lessee of this Amendment and to such other matters, as is customary for similar transactions, as may be reasonably requested by the Lead Arranger and Book Manager;

          (d) an opinion of counsel for Kroger, as to the due authorization and execution by the Kroger Guarantors of the Kroger Guarantee and to such other matters, as is customary for similar transactions, as may be reasonably requested by the Lead Arranger and Book Manager;

          (e) such documents and certificates as the Lead Arranger and Book Manager and its counsel may reasonably request relating to this Amendment or the Kroger Guarantee, all in form and substance satisfactory to the Lead Arranger and Book Manager and its counsel;

          (f) satisfactory evidence that the Lease Amendment and the Credit Agreement Amendment have been duly executed and delivered by the requisite parties and all conditions precedent to the effectiveness thereof have been satisfied;

          (g) satisfactory evidence that the Amendment and Restatement, dated as of December 18, 1998 of the Loan Agreement, has been executed and delivered by the requisite parties and all conditions precedent to the effectiveness thereof have been satisfied.

          (h) satisfactory evidence that (i) the Current Synthetic Lease Facility of the Borrower has been terminated and all Loans outstanding under the Credit Agreement have been paid in full, (ii) the commitments under the Loan Agreement have been reduced by $500,000,000 or (iii) a combination thereof resulting in the reduction of commitments under the Loan Agreement and Commitments under the Credit Agreement in an aggregate amount of $500,000,000;

          (i) the surviving corporation following the Acquisition has confirmed in writing its assumption of all of the obligations of FMI under the Participation Agreement and the other Operative Agreements; and

          (j) the payment of all fees and other amounts payable in connection with this Amendment.

          SECTION 12. Payment of Expenses. The Lessee agrees to pay or reimburse the Lead Arranger and Book Manager for all of its reasonable out-of-pocket costs and expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel.

          SECTION 13. Continuing Effect of Participation Agreement; Termination of Amendment. Except as expressly amended herein, the Participation Agreement shall continue to be, and shall remain, in full force and effect in accordance with its terms. This Amendment shall terminate and be of no further force and effect upon the termination of the Agreement and Plan of Merger, dated as of October 18, 1998, by and between the Lessee, Jobsite Holdings, Inc. and Kroger.

          SECTION 14. Governing Law; Counterparts. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. This Amendment may be executed by the parties hereto in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The execution and delivery of this Amendment by any Lender on or prior to the Effective Date shall be binding upon each of its transferees, successors and assigns and binding in respect of all of its Commitments and Loans, including any acquired subsequent to its execution and delivery hereof and prior to the effectiveness hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                       FMS TRUST 1997-1, a Delaware Business
                                       Trust, as Lessor

                                       By WILMINGTON TRUST COMPANY, not
                                       individually, except to the extent
                                       expressly set forth herein, but solely as Owner Trustee

                                       By: /s/
                                           -------------------------------------
                                       Title:


                                       WILMINGTON TRUST COMPANY, not in its
                                       individual capacity, except to the extent expressly set forth herein, but solely as Owner Trustee

                                       By: /s/
                                           -------------------------------------
                                       Title:

                                       FRED MEYER, INC., as Lessee and
                                       Construction Agent

                                       By: JAMES C. AALBERG
                                           -------------------------------------
                                       Title: Vice President, Treasurer

                                       BANKERS TRUST COMPANY, as Administrative
                                       Agent and Lender


                                       By: MARY KAY COYLE
                                           -------------------------------------
                                       Title: Managing Director


                                       THE CHASE MANHATTAN BANK, as Syndication
                                       Agent and Lender


                                       By: WILLIAM P. RINDFUSS
                                           -------------------------------------
                                       Title: Vice President

                                       CHASE SECURITIES, INC., as Lead Arranger and Book Manager


                                       By: RUTH STRITEHOFF
                                           -------------------------------------
                                       Title: Managing Director

                                       NATIONSBANK OF TEXAS, N.A., as
                                       Co-Documentation Agent and as a Lender


                                       By: JAMES P. JOHNSON
                                           -------------------------------------
                                       Title: Managing Director

                                       SALOMON BROTHERS HOLDING CO INC., as
                                       Co-Documentation Agent and as a Lender


                                       By:
                                           -------------------------------------
                                       Title:


                                       SOCIETE GENERALE FINANCIAL CORPORATION,
                                       as Investor and as a Lender


                                       By: /s/
                                           -------------------------------------
                                       Title: Vice-President

                                       ABN AMRO BANK N.V., as a Lender


                                       By: SUSAN HENDRICKSON
                                           -------------------------------------
                                       Title: Vice President


                                       By: PAUL FAUST
                                           -------------------------------------
                                       Title: Vice President

                                       BANCO ESPIRITO SANTO E COMERCIAL DE
                                       LISBOA, NASSAU BRANCH, as a Lender


                                       By: ANDREW M. ORSEN
                                           -------------------------------------
                                       Title: Vice President


                                       By: TERRY R. HULL
                                           -------------------------------------
                                       Title: Senior Vice President

                                       BANK OF AMERICA NATIONAL TRUST AND
                                       SAVINGS ASSOCIATION, as a Lender


                                       By: JAMES P. JOHNSON
                                           -------------------------------------
                                       Title: Managing Director

                                       BANK OF HAWAII, as a Lender


                                       By: DAVID L. WARD
                                           -------------------------------------
                                       Title: Assistant Vice President

                                       BANK LEUMI U.S.A., as a Lender


                                       By: /s/
                                           -------------------------------------
                                       Title:

                                       BANK OF MONTREAL, as a Lender


                                       By: SHEILA C. WEIMER
                                           -------------------------------------
                                       Title: Director

                                       THE BANK OF NEW YORK, as a Lender


                                       By: PAULA REGAN
                                           -------------------------------------
                                       Title: Vice President

                                       THE BANK OF TOKYO-MITSUBISHI LTD.,
                                       PORTLAND BRANCH, as a Lender


                                       By: M.W. KRINGLEN
                                           -------------------------------------
                                           Title:  Vice President

                                       BANQUE NATIONALE DE PARIS, as a Lender


                                       By: NICHOLAS ROGERS
                                           -------------------------------------
                                       Title: Senior Vice President


                                       By: STEPHEN H. CELLA
                                           -------------------------------------
                                       Title: Vice President

                                       BAYERISCHE HYPO-UND VEREINSBANK AG, as a
                                       Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       BHF-BANK AKTIENGESELLSCHAFT, as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       CITY NATIONAL BANK, as a Lender


                                       By: /s/
                                           -------------------------------------
                                       Title: Vice President

                                       COMPAGNIE FINANCIERE DE CIC ET DE L'UNION
                                       EUROPEENNE, as a Lender


                                       By: ANTHONY ROCK
                                           -------------------------------------
                                       Title: Vice President


                                       By: BRIAN O'LEARY
                                           -------------------------------------
                                       Title: Vice President

                                       CREDIT AGRICOLE INDOSUEZ, as a Lender


                                       By: MARCY LYONS
                                           -------------------------------------
                                       Title: Vice President



                                       By: /s/
                                           -------------------------------------
                                       Title: EVP

                                       CREDIT LYONNAIS NEW YORK BRANCH, as a
                                       Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       DLJ CAPITAL FUNDING, INC., as a Lender


                                       By: /s/
                                           -------------------------------------
                                       Title:

                                       DRESDNER BANK AG, NEW YORK AND GRAND
                                       CAYMAN BRANCHES, as Lenders


                                       By: BRIGITTE SACIN
                                           -------------------------------------
                                       Title: Assistant Treasurer


                                       By: CHRISTOPHER E. SARISKY
                                           -------------------------------------
                                       Title: Assistant Vice President

                                       ERSTE BANK NEW YORK BRANCH, as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       THE FIRST NATIONAL BANK OF CHICAGO, as a
                                       Lender


                                       By: CATHERINE A. MUZZEST
                                           -------------------------------------
                                       Title: Vice President

                                       FIRST SECURITY BANK, N.A., as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       FIRST UNION NATIONAL BANK, as a Lender


                                       By: DOUGLAS NICKEL
                                           -------------------------------------
                                       Title: Vice President

                                       FIRSTRUST BANK, as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       FLEET BANK, N.A., as a Lender


                                       By:
                                           -------------------------------------
                                       Title: Vice President

                                       THE FUJI BANK, LIMITED LOS ANGELES
                                       AGENCY, as a Lender


                                       By: MASAHITO FUKUDA
                                           -------------------------------------
                                       Title: Joint General Manager

                                       GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender


                                       By: JANET K. WILLIAMS
                                           -------------------------------------
                                       Title: Duly Authorized Signature

                                       GOLDMAN SACHS CREDIT PARTNERS L.P., as a
                                       Lender


                                       By: STEPHEN B. KING
                                           -------------------------------------
                                       Title: Authorized Signature

                                       IMPERIAL BANK, as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       THE INDUSTRIAL BANK OF JAPAN, LIMITED, as a Lender


                                       By: TAKUYA HONJO
                                           -------------------------------------
                                       Title: Senior Vice President

                                       KEYBANK NATIONAL ASSOCIATION, as a Lender


                                       By: RICHARD J. AMENY, JR.
                                           -------------------------------------
                                       Title: Assistant Vice President

                                       LAND BANK OF TAIWAN, LOS ANGELES BRANCH, as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       THE LONG TERM CREDIT BANK OF JAPAN, LTD.,
                                       LOS ANGELES AGENCY, as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       MARINE MIDLAND BANK, as a Lender


                                       By: SUSAN L. LEFEVRE
                                           -------------------------------------
                                       Title: Authorized Signatory

                                       MASSACHUSETTS MUTUAL LIFE INSURANCE
                                       COMPANY, as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       MEESPIERSON CAPITAL CORP., as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       MELLON BANK, N.A., as a Lender


                                       By: L.C. IVEY
                                           -------------------------------------
                                       Title: Vice President

                                       MERCANTILE BANK N.A., as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       MERITA BANK PLC, as a Lender


                                       By: /s/
                                           -------------------------------------
                                       Title: VP

                                       THE MITSUBISHI TRUST AND BANKING
                                       CORPORATION, as a Lender


                                       By: TOSHIHIRO HAYASHI
                                           -------------------------------------
                                       Title: Senior Vice President

                                       MORGAN STANLEY SENIOR FUNDING, INC., as a
                                       Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       NATEXIS BANQUE BFCE, as a Lender


                                       By: PEYMAN PARHAMI
                                           -------------------------------------
                                       Title: Assistant Treasurer


                                       By: IAIN A. WHYTE
                                           -------------------------------------
                                       Title: Vice President

                                       NATIONAL CITY BANK, as a Lender

                                       By:
                                           -------------------------------------
                                       Title:

                                       NATS LOAN TRUST 6, as a Lender By: The
                                       Bank of New York, as Trustee

                                       By:
                                           -------------------------------------
                                       Title:

                                       PARIBAS, as a Lender


                                       By: JUDITH A. DOWLY
                                           -------------------------------------
                                       Title:


                                       By: LEE S. BUCKNER
                                           -------------------------------------
                                       Title: Managing Director

                                       COOPERATIEVE CENTRALE
                                       RAIFFEISEN-BOERENLEENBANK B.A., "RABOBANK
                                       NEDERLAND", NEW YORK BRANCH, as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       ROYAL BANK OF CANADA, as a Lender


                                       By: JULIE BOTHAMLEY
                                           -------------------------------------
                                       Title: Senior Manager

                                       THE ROYAL BANK OF SCOTLAND PLC, as a
                                       Lender


                                       By: DEREK BONNAR
                                           -------------------------------------
                                       Title: Vice President

                                       STB DELAWARE FUNDING TRUST I, as a Lender


                                       By: DONALD C. HARGADON
                                           -------------------------------------
                                       Title: Assistant Vice President

                                       THE TOKAI BANK, LIMITED, LOS ANGELES
                                       AGENCY, as a Lender


                                       By: /s/
                                           -------------------------------------
                                       Title: SVP & Assistant General Manager

                                       TORONTO DOMINION (TEXAS) INC., as a
                                       Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       TRANSAMERICA BUSINESS CREDIT CORPORATION, as a Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       UNION BANK OF CALIFORNIA, N.A., as a
                                       Lender


                                       By:
                                           -------------------------------------
                                       Title:

                                       US BANK NATIONAL ASSOCIATION, as a Lender


                                       By: STEVEN T. WILLIAMS
                                           -------------------------------------
                                       Title: Vice President

                                       WACHOVIA BANK, N.A., as a Lender


                                       By: /s/
                                           -------------------------------------
                                       Title: Vice President

                                       WELLS FARGO BANK, N.A., as a Lender


                                       By: DONALD A. HARTMANN
                                           -------------------------------------
                                       Title: Senior Vice President


                                       By: CATHERINE M. WALLACE
                                           -------------------------------------
                                       Title: Vice President

                                       ZIONS FIRST NATIONAL BANK, as a Lender


                                       By: RICHARD P. JACKSON
                                           -------------------------------------
                                       Title: Vice President